UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2007

Q.E.P. CO., INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21161	13-2983807
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1001 Broken Sound Parkway NW Suite A

Boca Raton, Florida 33487

(Address of principal executive offices)

561-994-5550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 9, 2007, Q.E.P. Co., Inc. (the “Company”) received a Nasdaq Staff Deficiency Letter informing the Company that the Staff determined the Company no longer complies with Nasdaq’s audit committee requirements for continued listing as set forth in Marketplace Rule 4350.

The letter was received after the Company disclosed in a Form 8-K filed on August 2, 2007 that Robert W. Muir, Jr. resigned from the Company’s Board of Directors on July 6, 2007, leaving a vacancy on the Audit Committee. Marketplace Rule 4350(d)(2)(A) requires that the audit committee of each Nasdaq issuer have at least three members, each of whom, among other things, must be independent as defined under Marketplace Rule 4200(a)(15) and meets the criteria for independence set forth in SEC Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. Currently, the Audit Committee of the Company is comprised of two independent members.

The letter states that, consistent with Marketplace Rule 4350(d)(4), the Company will be provided a cure period in order to regain compliance until the earlier of its next annual shareholders’ meeting or July 6, 2008; or if the next annual shareholders’ meeting is held before January 2, 2008, then the Company must evidence compliance no later than January 2, 2008. The letter also states that, in the event the Company does not regain compliance within this period, the Staff will provide written notification that the Company’s securities will be delisted.

The Company’s Board of Directors intends to take the necessary action to appoint an independent member to the Audit Committee within the cure period provided so as to maintain continued Nasdaq listing.

Since Mr. Muir’s resignation, the Company has identified a replacement independent director nominee and as stated in the Company’s Amended Proxy Statement (previously filed with the SEC on August 7, 2007), the Company has nominated Robert Walters for election to the Board of Directors at the 2007 Annual Meeting of Stockholders to be held on Friday, August 24, 2007 at 9:00 A.M. Should Mr. Walters be elected to the Board of Directors at the 2007 Annual Meeting of Stockholders, the Company intends to appoint him to the Audit Committee to be effective upon the conclusion of the Annual Meeting.

On August 15, 2007, the Company issued a press release announcing the receipt of the Nasdaq Staff Deficiency Letter. A copy of the press release is included as Exhibit 99.1 to this Form 8-K

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release by Q.E.P. Co., Inc. dated August 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q.E.P. Co., Inc.

Date: August 15, 2007	By:	/s/ Lewis Gould
	Name:	Lewis Gould
	Title:	Chief Executive Officer

EXHIBIT INDEX

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release by Q.E.P. Co., Inc. dated August 15, 2007.